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                                                                  Exhibit 23.1








                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included, in this Form 10-K, into the Company's previously filed Registration Statements (file Nos. 33-20843, 33-38428, 333-24073, 333-95707,
333-78981).



Denver, Colorado,
 September 28, 2000.